SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  February 27, 1998
                                                   (February 27, 1998)


                             LASERSIGHT INCORPORATED
                             -----------------------
              Exact name of registrant as specified in its charter


                                    Delaware
                  State or other jurisdiction of incorporation


     0-19671                                                    65-0273162
     -------                                                    ----------
Commission File Number                                        I.R.S. Employer
                                                            Identification No.


                 12161 Lackland Road, St. Louis, Missouri 63146
                 ----------------------------------------------
                     Address of Principal Executive Offices


Registrant's telephone number, including area code:   (314) 469-3220

Item 5.   Other Events.

The press release issued by LaserSight Incorporated dated February 27, 1998 is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits

      Exhibit 99. Press Release dated February 27, 1998



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           LaserSight Incorporated



Date:  February 27, 1998                   By: /s/ Michael R. Farris
                                              -------------------------
                                              Michael R. Farris
                                              Chief Executive Officer